UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue, Suite A

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 10, 2015, Trovagene, Inc. (the “Company”) issued a press release announcing  that Chief Executive Officer Antonius Schuh, Ph.D. is scheduled to present a corporate overview at the 2015 Leerink Global Healthcare Conference.  Trovagene is scheduled to present at the Leerink Global Healthcare Conference at The Waldorf Astoria Hotel in New York, NY on Thursday, February 12, 2015 at 3:30 p.m. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On February 11, 2015, the Company announced the closing of its previously announced underwritten public offering. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Trovagene, Inc. dated February 10, 2015.

99.2	Press Release of Trovagene, Inc. dated February 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2015

TROVAGENE, INC.

	By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer